Events after balance sheet date	12 Months Ended
Dec. 31, 2024
Events after balance sheet date
Events after balance sheet date

37. Events after balance sheet date

On January 8, 2025, we announced that we entered into a separation agreement with Gilead pursuant to which we intend to spin-off a portion of our current cash balance as well as our rights and obligations under certain agreements with Gilead into a newly incorporated entity, SpinCo (to be named later) (the “Separation”). The Separation will be conducted in accordance with the relevant provisions of the Belgian Companies and Associations Code. Completion of the Separation is contingent upon the approval of the partial demerger by an Extraordinary Shareholders’ Meeting of Galapagos, as well as certain other customary conditions. The Separation is expected to occur by mid-2025. This was assessed to be a non-adjusting subsequent event for the consolidated financial statements of the year ended December 31, 2024.

•SpinCo will be a newly formed company with approximately €2.45 billion in current Galapagos cash.

• SpinCo intends to apply for listing on Euronext Brussels, Euronext Amsterdam, and Nasdaq, with all our shareholders receiving SpinCo shares on a pro rata basis, proportional to their ownership of Galapagos shares as of a record date to be established.

•As of the separation, the global Option, License and Collaboration Agreement with Gilead (OLCA) will be assumed by SpinCo.

•Galapagos will have approximately €500 million in cash at the expected time of the spin-off of SpinCo. To advance our goal of becoming a global leader in cell therapy in oncology and as part of our focused strategy and optimized capital allocation, we also announced our plans to discontinue our small molecule discovery programs and seek potential partners to take over our small molecules’ assets.

On January 8, 2025, we agreed with Gilead in the framework of this intended separation, that we will assign the option, license and collaboration agreement to the newly formed SpinCo as of the effective date of the separation. As of the separation, we will be released from the collaboration and will have full global development and commercialization rights to our pipeline, which will no longer be subject to Gilead’s opt-in rights under the OLCA, subject to payment of single digit royalties to Gilead on net sales of certain products. The applicable royalty rates will be subject to customary step downs and adjustments. The royalty term will continue until the later of the expiration of the last Galapagos patent covering the product, the expiration of regulatory exclusivity, or twenty years after the separation date. In the framework of this intended separation, Gilead has furthermore agreed to waive its rights under the option, license and collaboration agreement with respect to all of our and our affiliates' small molecule research and development activities and programs. This waiver allows us to wind down, license, divest, partner, or take other similar actions in respect of the small molecule programs without Gilead's consent or veto. Gilead will not receive any royalties, proceeds, payments, or other consideration arising from these actions.

Upon completion of the separation, we intend to release through revenue a significant part of the remaining deferred income balance allocated to the Gilead exclusive access rights to our drug discovery platform, as we will be released from our performance obligation under the Option, license and Collaboration Agreement (OLCA). We intend to re-qualify a portion of deferred income balance as a financial liability resulting from the Separation measured at fair value under IFRS 9 for the future royalties payables to Gilead. This financial liability will subsequently be measured at fair value through profit or loss at each reporting period.

We concluded that no accounting liability resulting from the OLCA will be transferred from Galapagos to SpinCo at the time of the completion of the Separation.

We intend to reorganize our business to focus on long-term value creation in cell therapy in oncology. This is anticipated to lead to a reduction of approximately 300 positions across the organization in Europe, representing 40% of our employees. This reorganization would result in meaningful reductions in staff in Belgium and the closure of the site in France. We would continue to operate from our main hubs in Princeton and Pittsburgh in the United States, and from Leiden, Netherlands, and Mechelen, Belgium. At the time of this annual report, the estimated restructuring costs for the restructured staff amount to €57 million.

Further quantitative impacts resulting from the transaction, including total transaction costs, will be disclosed in future reporting periods when those impacts will be known.

We will provide transitional services to SpinCo on a cost-plus basis during a reasonable period after the separation to facilitate SpinCo's operations and allow it to operate on a stand-alone basis as soon as reasonably possible.